Exhibit 10.1

Execution Version

September 29, 2009

BNP Paribas, as Lender and Administrative Agent

787 Seventh Avenue

New York, NY 10019

Deutsche Bank Trust Company Americas, as Collateral Agent and Depositary Agent

60 Wall Street, 27th Floor

Mail Stop: NYC60-2710

New York, NY 10005

The Lender parties to the Credit

Agreement (as defined below)

Re:                             Waiver and Amendment pursuant to Section 9.12(a) of the Credit Agreement (as defined below) and Section 10.1 of the Account Agreement (as defined in such Credit Agreement)

Ladies and Gentlemen:

This Waiver and Amendment (the “Amendment”) is delivered to you pursuant to (a) Section 9.12(a) of that certain Credit Agreement, dated as of September 25, 2006 (as amended, supplemented and modified from time to time, the “Credit Agreement”), among BFE Operating Company, LLC (“Opco”), Buffalo Lake Energy, LLC (“Buffalo Lake”), Pioneer Trail Energy, LLC (“Pioneer Trail” and, together with Opco and Buffalo Lake, the “Borrowers”), Opco, as Borrowers’ Agent (the “Borrowers’ Agent”), the Lenders party thereto, BNP Paribas, as Administrative Agent and Arranger, and Deutsche Bank Trust Company Americas, as Collateral Agent and (b) Section 10.1 of that certain Collateral Account Agreement, dated as of September 25, 2006 (as amended, supplemented and modified from time to time, the “Account Agreement”), among the Borrowers, the Borrowers’ Agent, Deutsche Bank Trust Company Americas, as Collateral Agent, Depositary Agent and Securities Intermediary.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.  The parties hereto agree that this Amendment may be executed in counterparts.

WHEREAS, pursuant to a letter dated May 22, 2009 (the “May 22 Letter”), the Administrative Agent asserted that, due to the existence of certain facts and occurrence of certain events, as described in the May 22 Letter a number of Defaults and Events of Default under the Credit Agreement had occurred and were continuing pursuant to Sections 7.1(c), (f) and (x) of the Credit Agreement;

WHEREAS, pursuant to a letter dated July 1, 2009 (the “July 1 Letter”), the Administrative Agent asserted that (a) the Construction Loans matured on June 30, 2009, (b) on such date the principal amount of the Construction Loans, together with accrued interest thereon, became due and (c) as a result thereof Events of Default had occurred and were continuing pursuant to Sections 7.1(a) and (p) of the Credit Agreement;

WHEREAS, the Lenders party hereto wish to (a) waive any Events of Default that may have arisen as a result of the facts and events described in the May 22 Letter and/or July 1 Letter and (b) retroactively extend the Date Certain and waive certain provisions of the Credit Agreement related to the failure of the Projects to have achieved Conversion prior to June 30, 2009, in each instance to permit the Borrowers to convert the Construction Loans to Term Loans subject to the terms and conditions set forth in the Credit Agreement and herein; and

WHEREAS, the Borrowers, the Borrowers’ Agent, the Agents (acting at the direction of the Lenders) and the Lenders are desirous of entering into this Amendment to amend certain provisions of the Account Agreement and the Credit Agreement, each as further described below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       The Lenders hereby waive any Events of Default that may exist of which the Lenders are aware arising out of the facts and events described in the May 22 Letter and/or July 1 Letter.  This Amendment constitutes notice to the Borrowers that as of the Effective Date the Borrowers may elect to convert the Base Rate Loans to Eurodollar Loans pursuant to and in accordance with the terms of the Credit Agreement.

2.                                       The Lenders hereby retroactively extend the occurrence of the Date Certain from June 30, 2009 to September 29, 2009.  In connection therewith, the Administrative Agent and Lenders hereby retroactively waive the occurrence of:

(a)                                  and extend the maturity date of the Construction Loans pursuant to Sections 2.1(a), 2.1(b) and 6.1(a) of the Credit Agreement and under any applicable Construction Notes, from June 30, 2009 to the earlier of the Conversion Date and September 29, 2009;

(b)                                 and extend the date of the termination of the Construction Loan Commitments pursuant to Sections 2.26(a) and 6.1(a) of the Credit Agreement, in an aggregate amount equal to $13,421,757, from June 30, 2009 to the earlier of the Conversion Date and September 29, 2009;  provided that (i) Construction Loans in an aggregate amount of $3,678,762 shall be disbursed into the Construction Accounts on the Conversion Date, pursuant to and in accordance with a Notice of Borrowing delivered by the Borrowers’ Agent, and, notwithstanding anything to the contrary contained in the Credit Agreement, the Account Agreement or herein, the Borrowers shall, and shall be permitted to, use the proceeds of such Construction Loans (A) in an aggregate amount of $1,312,082 on the Conversion Date to pay all fees, costs and expenses of the professional advisors to any Secured Party as set forth in Exhibit A attached hereto and (B) in an aggregate amount of $2,366,680 solely to pay the Project Costs set forth in the revised Construction Budgets attached hereto as Exhibits B-1 and B-2, in each case in accordance with Section 4.1 of the Account Agreement, and (ii) the unutilized Construction Loan Commitments in an aggregate amount equal to $9,742,995 are hereby converted as of the Effective Date to DSRA Loan Commitments (as defined below), which DSRA Loan Commitments shall be available commencing on the Conversion Date pursuant to and in accordance with the terms and conditions set forth herein, in the Credit Agreement and in the Account Agreement; and

(c)                                  the Borrowers’ failure to achieve Project Completion Date by June 30, 2009 and hereby extend the date by which the Borrowers must achieve the Project Completion Date pursuant to Sections 5.21(a) and 7.1(p) of the Credit Agreement from June 30, 2009 to September 29, 2009.

For the avoidance of doubt, (A) the unutilized Construction Loan Commitments in an aggregate amount equal to $1,720,243 have permanently terminated on June 30, 2009 and (B) the DSRA Loan Commitments shall only be available during the DSRA Loan Availability Period (as defined below).

3.                                       The Administrative Agent and the Lenders hereby approve (a) the proposed amendments to the Buffalo Lake Construction Budget and the Pioneer Trail Construction Budget, respectively, as presented in the amended Construction Budgets attached hereto as Exhibits B-1 and B-2, and agree that such amended Construction Budgets shall now constitute the Buffalo Lake Construction Budget and the Pioneer Trail Construction Budget, respectively, and (b) the proposed amendments to the Operating Budget for the Operating Year of 2009 attached hereto as Exhibit B-3, and agree that such amended Operating Budget shall now constitute the Operating Budget for the Operating Year of 2009.

4.                                       Section 2.2(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)                            Subject to and upon the terms and conditions set forth herein, each of the Lenders: (x) agrees that on the Conversion Date all Construction Loans of such Lender outstanding on such date (after giving effect to any Borrowing of Construction Loans on such date and any prepayment of Construction Loans on such date in accordance herewith) shall automatically convert into term loans (the “Converted Loans”) in an aggregate principal amount equal to the outstanding amount of the Construction Loans of such Lender as of the Conversion Date and (y) severally agrees to make, from time to time during the DSRA Loan Availability Period, loans (the “DSRA Loans”, and, together with the Converted Loans, the “Term Loans”) to the Borrowers, which DSRA Loans (i) shall at the option of the Borrowers’ Agent, be Base Rate Loans or Eurodollar Loans (provided, however, that except as provided in Section 2.12, all DSRA Loans comprising the same Borrowing shall at all times be of the same Type), (ii) shall be made and maintained in Dollars, (iii) shall not exceed for any Lender, in aggregate principal amount, that amount which equals the DSRA Loan Commitment of such Lender, (iv) shall mature on the Term Loan Maturity Date and (v) shall be disbursed solely for the purposes and pursuant to the requirements of Section 2.3(b) of this Agreement and Section 4.5(c) of the Account Agreement or Section 2.3(c) of this Agreement, but at no time shall the aggregate amount of the Term Loans of any Lender exceed such Lender’s Term Loan Commitment in effect as of such date.  The Term Loans are available only on the terms and conditions specified hereunder, and once repaid, in whole or in part, at maturity or by prepayment, may not be reborrowed in whole or in part.”

5.                                       The heading of Section 2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “Notice of Borrowing.”

6.                                       Section 2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)                            Whenever the Borrowers desire to make a Borrowing of a Construction Loan pursuant to Section 2.1(a) or (b) or a Working Capital Loan pursuant to Section 2.2(c), the Borrowers’ Agent shall give the Administrative Agent at its Notice Office (i) at least three Business Days’ prior written notice in the case of Eurodollar Loans and (ii) at least one Business Day’s prior written notice in the case of Base Rate Loans; provided, that any such notice shall be deemed to have been given on a certain day only if given before 11:00 a.m. (New York City time).  Each such notice (a “Notice of Borrowing”) shall be irrevocable and shall be given by the Borrowers’ Agent substantially in the form of Exhibit A hereto, appropriately completed to specify (A) the aggregate principal amount of the Construction Loans or Working Capital Loans to be made pursuant to such Borrowing, (B) the date of such Borrowing (which shall be a Business Day), (C) whether the Construction Loans or Working Capital Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans, (D) if the Construction Loans or Working Capital Loans being made pursuant to such Borrowing are to be initially maintained as Eurodollar Loans, the initial Interest Period to be applicable thereto, (E) in the case of Working Capital Loans, the Ratio of Debt to Total Project Costs at such time, and (F) in the case of Construction Loans, whether such Construction Loans are Buffalo Lake Construction Loans or Pioneer Trail Construction Loans and, in the case of a requested Borrowing of any Excess Construction Loan Commitment, the Construction Account into which the Loan proceeds are to be deposited.  The Administrative Agent shall promptly give each Lender notice of the proposed Borrowing, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

(b)                                 Any DSRA Notice of Borrowing issued by the Depositary Agent in accordance with Section 4.5(c) of the Account Agreement shall be deemed an irrevocable Notice of Borrowing issued by the Borrowers’ Agent to the Administrative Agent without any further action or consent from the Borrowers or the Borrowers’ Agent, provided that initially any DSRA Loans issued pursuant to a DSRA Notice of Borrowing shall be maintained as (i) if the Borrowers’ Agent shall have given at least three (3) Business Days’ prior written notice to the Administrative Agent and the Depositary Agent of the anticipated need for such DSRA Notice of Borrowing, the aggregate amount of DSRA Loans to be requested thereby and the desired Interest Period with respect thereto, a Eurodollar Loan, and (ii) otherwise, a Base Rate Loan; provided further that the Borrowers shall have the option to convert such Loans to Loans of another Type in accordance with Section 2.8 of this Agreement.  Whenever the Administrative Agent receives a Transfer Date Certificate indicating that the Depositary Agent may be required to issue a DSRA Notice of Borrowing, the Administrative Agent shall promptly give each Lender notice of such event.  Whenever the Administrative Agent receives (A) a DSRA Notice of Borrowing, or (B) a written notice set forth in clause (i) above, the

Administrative Agent shall promptly give each Lender notice of the proposed Borrowing and of such Lender’s proportionate share thereof.

(c)                                  In the event that (A) the conditions for Distributions set forth in Section 5.16(c) have been satisfied on any two consecutive Quarterly Distribution Dates occurring after September 30, 2009; provided that, during the DSRA Loan Availability Period, the undrawn amount then available under any outstanding DSRA Loan Commitments (assuming the compliance with the conditions set forth in Section 2.3(c)(A) above) shall be included for the purposes of the calculation set forth in Section 5.16(c)(v), (B) the Borrowers have fully repaid Cargill and Cargill Commodity for all payments deferred pursuant to (but would have been due but for) the Omnibus Amendments and any other amounts then due under the Omnibus Amendments and (C) the Borrowers’ Agent shall have delivered to the Administrative Agent an Officer’s Certificate certifying as to the satisfaction of each of the conditions described in clauses (A) and (B) above, the Borrowers shall be entitled to make a Borrowing of the DSRA Loans by submitting a Notice of Borrowing.  Subject to the immediately preceding sentence, whenever the Borrowers desire to make a Borrowing of the DSRA Loans pursuant to this Section 2.3(c), the Borrowers’ Agent shall give the Administrative Agent a Notice of Borrowing substantially in the form of Exhibit A hereto, appropriately completed to specify (i) the aggregate principal amount of the DSRA Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the DSRA Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans, and (iv) if the DSRA Loans being made pursuant to such Borrowing are to be initially maintained as Eurodollar Loans, the initial Interest Period to be applicable thereto.  The Administrative Agent shall promptly give each Lender notice of the proposed Borrowing, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.”

7.                                       Section 2.4 of the Credit Agreement is hereby amended by adding the following sentence immediately following the second sentence of Section 2.4:

“Each Borrowing of DSRA Loans shall be incurred ratably among the Lenders based upon the amount of their respective DSRA Loan Commitments.”

8.                                       Section 2.5(a) of the Credit Agreement is hereby amended by adding the following two (2) sentences at the end thereof:

“The aggregate principal amount of each Borrowing of a DSRA Loan under Section 2.3(c) shall not be less than the lesser of (i) Five Hundred Thousand Dollars ($500,000) and (ii) the undisbursed amount of each Lender’s DSRA Loan Commitment, in the aggregate.  The aggregate principal amount of any Borrowing under Section 2.3(b) shall be in the amount required under Sections 4.2(b) and 4.5 of the Account Agreement and shall not be subject to any minimum amount.”

9.                                       Section 2.6 of the Credit Agreement is hereby amended by:

(a)                                  adding immediately after the words “on the date specified in each Notice of Borrowing” appearing in the second line thereof the following text: “or DSRA Notice of Borrowing (and, in the case of a DSRA Notice of Borrowing, no later than 1.00 pm (New York City time) on the third Business Day (in the case of Eurodollar Loans) or the next Business Date (in the case of Base Rate Loans) from the date specified in such notice)”;

(b)                                 deleting the word “and” immediately after the phrase “in the case of Construction Loans,” in the seventh line thereof;

(c)                                  adding the phrase “, (iii) the account designated by the Administrative Agent, in the case of DSRA Loans issued pursuant to a DSRA Notice of Borrowing under Section 2.3(b), and (iv) the Debt Service Reserve Account, in the case of DSRA Loans issued pursuant to a Notice of Borrowing under Section 2.3(c)” immediately after the phrase “and under Section 5.31 hereof” in the eleventh line thereof; and

(d)                                 adding the phrase “or distribute to the Lenders in accordance with Section 6.8(a)(ii)” immediately after the phrase “make available to the Borrowers a corresponding amount” in the seventeenth line thereof.

10.                                 Section 2.7(e) of the Credit Agreement is hereby deleted in its entirety.

11.                                 Section 2.26(b) of the Credit Agreement is hereby amended by:

(a)          adding the phrase “(other than DSRA Loan Commitments)” immediately after the phrase “Any unutilized Term Loan Commitments” in the first line thereof; and

(b)         adding the following sentence at the end thereof:  “Any unutilized DSRA Loan Commitments shall be automatically and permanently terminated at the close of business on the Term Loan Maturity Date.”

12.                                 Section 2.26(c) of the Credit Agreement is hereby amended by deleting the words “the corresponding”.

13.                                 Section 5.1 of the Credit Agreement is hereby amended by adding the following new clause (n) at the end thereof:

“(n)                           Cash Flow Forecasts.  On a monthly basis a rolling thirteen week cash flow forecast of the Borrowers.”

14.                                 The first sentence of Section 5.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“The Borrowers shall maintain in full force and effect one or more Hedging Agreements (collectively, the “Required Hedging Agreements”) with one or more Lenders (or their Affiliates), which effectively enable the Borrowers to protect themselves in a manner reasonably satisfactory to the Administrative Agent against the risk of interest rate fluctuations as to a notional principal amount at least equal to fifty percent (50%) of the outstanding principal amount of the Construction Loans and the Term Loans from time to time, which Required Hedging Agreements shall be entered into and maintained from and after September 30, 2011 and shall be maintained on a rolling one-year basis until the Loan Termination Date; provided that if a Required Hedging Agreement is with a counterparty other than a Lender (or an Affiliate thereof), the obligations of the Borrowers thereunder will not be secured by the Security Documents or any other Lien on the Property of any Borrower and will be subordinated to the Obligations in a manner and pursuant to terms and conditions which are in all respects satisfactory to the Required Lenders.”

15.                                 Section 5.20(b)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii) in respect of Project Costs in an aggregate amount not to exceed Twenty Five Thousand Dollars ($25,000)”

16.                                 Section 6.1(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The DSRA Loan Commitments shall automatically be reduced to zero at the close of business on the Term Loan Maturity Date.”

17.                                 Section 6.7(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)                            Commitment Fee.  The Borrowers agree to pay to the Administrative Agent, for the account of each Lender, a commitment commission (the “Commitment Fee”) for (i) the Construction Loan Commitments and the Working Capital Loan Commitments, computed at a rate equal to one half percent (0.50)% per annum on the daily average Unutilized Commitment of such Lender during the period commencing on the Signing Date and ending on the expiry of the Buffalo Lake Construction Loan Availability Period, the Pioneer Lake Construction Loan Availability Period and the Working Capital Availability Period, as applicable, and (ii)  the DSRA Loan Commitments, computed at a rate equal to one half percent (0.50)% per annum on the daily average Unutilized Commitment of such Lender during the period commencing on the Conversion Date and ending on the expiry of the DSRA Loan Availability Period.  The accrued Commitment Fee shall be due and payable in arrears on each Quarterly Date.”

18.                                 Section 6.8(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)                            Subject to the provisions of this Section 6.8, the Administrative Agent agrees that promptly after its receipt of (i) each payment from or on behalf of the Borrowers in respect of any Obligations of the Borrowers hereunder, it shall distribute such payment to the Lenders pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received, and (ii) the proceeds of the DSRA Loans issued pursuant to a DSRA Notice of Borrowing under Section 2.3(b), it shall distribute such proceeds to the Lenders pro rata based upon their respective shares, if any, of the

Obligations with respect to which such proceeds were received; provided that in case of clause (ii) above, if any Lender (a “Defaulting Lender”) fails to pay its portion of the DSRA Loans pursuant to a DSRA Notice of Borrowing under Section 2.3(b), the Administrative Agent shall (A) have the rights set forth in Section 2.6, (B) be entitled to return the proceeds of the DSRA Loans to the Lenders who paid their respective portion of the DSRA Loans without applying such proceeds in respect of the Obligations with respect to which such proceeds were received (the “Returned Funds”) and the Returned Funds shall not be deemed to be DSRA Loans or (C) be entitled to distribute such proceeds only to the Lenders who paid their respective portion of the DRSA Loans pro rata based upon their respective shares, if any, of the Obligations with respect to which such proceeds were received (without taking into account the respective shares of the Defaulting Lenders) and such proceeds shall be deemed to be DSRA Loans.”

19.                                 Section 7.1(a) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“; provided that, in the case of a failure by the Borrowers to pay principal or interest when due, no Event of Default under this Section 7.1(a) shall exist as a result of such failure to the extent and for so long as such failure was solely due to: (i) the Depositary Agent’s failure to issue a DSRA Notice of Borrowing pursuant to Section 4.5(c) of the Account Agreement or (ii) the Lenders’ failure to make DSRA Loans to the Borrower in accordance with Sections 2.2(a)(y) and 2.3(b), in each case to the extent the aggregate amount of such principal and/or interest is less than any remaining undrawn amounts then available under any outstanding DSRA Loan Commitments; provided further that the immediately preceding proviso shall not apply in case an Event of Default has occurred and is continuing pursuant to any other clause of Section 7.1 (other than Section 7.1(a))”

20.                                 The definition of “Buffalo Lake Construction Loan Availability Period” in Appendix A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Buffalo Lake Construction Loan Availability Period” shall mean the period commencing on the Closing Date, and ending on the earliest to occur of (i) the full utilization of the Buffalo Lake Construction Loan Commitments of the Lenders, (ii) the Date Certain, (iii) the Conversion Date, and (iv) the termination of the Total Commitment pursuant to the provisions of the Credit Agreement.”

21.                                 The definition of “Date Certain” in Appendix A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Date Certain” shall mean September 29, 2009.”

22.                                 The definition of “Pioneer Trail Construction Loan Availability Period” in Appendix A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Pioneer Trail Construction Loan Availability Period” shall mean the period commencing on the Closing Date, and ending on the earliest to occur of (i) the full utilization of the Pioneer Trail Construction Loan Commitments of the Lenders, (ii) the Date Certain, (iii) the Conversion Date, and (iv) the termination of the Total Commitment pursuant to the provisions of the Credit Agreement.”

23.                                 The definition of “Term Loan Commitment” in Appendix A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Term Loan Commitment” shall mean, for each Lender, (i) the aggregate amount of Construction Loans of such Lender as of the Conversion Date (after giving effect to any Borrowing of Construction Loans on such date in accordance with Section 2.1 of the Credit Agreement and any prepayment of Construction Loans on such date in accordance with Section 6 of the Credit Agreement) plus (ii) the DSRA Loan Commitment.”

24.                                 The definition of “Unutilized Commitment” in Appendix A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Unutilized Commitment” shall mean, for each Lender, at any time, (i) in respect of Construction Loans, the Construction Loan Commitment of such Lender at such time less the aggregate outstanding principal amount of all Construction Loans made by such Lender, and (ii) in respect of Working Capital Loans, the Working Capital Loan Commitment of such Lender at such time less the aggregate outstanding principal amount of all Working Capital Loans made by such Lender and (iii) in respect of DSRA Loans, the DSRA Loan Commitment of such Lender at such time less the aggregate outstanding principal amount of all DSRA Loans made by such Lender.”

25.                                 Appendix A to the Credit Agreement is hereby amended by adding the following new definitions:

““DSRA Loan Availability Period” shall mean the period commencing on the Conversion Date and ending on the earliest to occur of (i) the full utilization of the DSRA Loan Commitments of the Lenders, (ii) the date 60 days prior to the Term Loan Maturity Date and (iii) the termination of the Total Commitment pursuant to the provisions of the Credit Agreement.

“DSRA Loan Commitment” shall mean, as to any Lender, the applicable amount set forth opposite such Lender’s name in Annex I to the Credit Agreement.

“DSRA Loans” shall have the meaning provided in Section 2.2(a) of the Credit Agreement.

“DSRA Notice of Borrowing” shall have the meaning provided in Section 4.5(c) of the Account Agreement.

“Omnibus Amendments” shall mean, collectively, (i) the Agreement and Omnibus Amendment entered into as of July 30, 2009, among Buffalo Lake, Cargill and Cargill Commodity and (ii) the Agreement and Omnibus Amendment entered into as of July 30, 2009, among Pioneer Trail, Cargill and Cargill Commodity.”

26.                                 Appendix B (Scheduled Principal Payments) to the Credit Agreement is hereby amended and restated to read in its entirety as provided in Exhibit C hereto.

27.                                 Annex I (Commitments) to the Credit Agreement is hereby amended and restated to read in its entirety as provided in Exhibit D hereto.

28.                                 Section 4.1(i) of the Account Agreement is hereby amended and restated to read in its entirety as follows:

“(i)                               The Borrowers’ Agent shall, through delivery of an Officer’s Certificate no less than three Business Days prior to the Conversion Date to the Depositary Agent (with a copy to the Administrative Agent) notify the Depositary Agent of the anticipated Conversion Date.  The Depositary Agent shall deem such anticipated Conversion Date to be the Conversion Date for purposes of this Account Agreement unless otherwise notified in writing by the Administrative Agent prior to such date.  Upon (i) the completion of all work related to the construction of the Projects as set forth on the Construction Budgets, including punch-list items, and (ii) the payment of all Project Costs, in each case as duly certified by the Borrowers’ Agent to the Administrative Agent and verified by the Independent Engineer (the “Final Completion”), the Borrowers’ Agent shall provide the Depositary Agent and the Administrative Agent with an Officer’s Certificate confirming that Final Completion has been achieved and shall instruct the Depositary Agent to close the Construction Accounts (including all sub-accounts thereunder) and transfer all funds therein to the Project Revenues Collection Account.  Upon receipt of such notification, the Depositary Agent shall close the Construction Accounts (including all sub-accounts thereunder) and transfer all funds therein to the Project Revenues Collection Account.”

29.                                 Section 4.2(a)(v)(A) of the Account Agreement is hereby amended and restated to read in its entirety as follows:

“(A)                        the Debt Service Reserve Account the amount set forth in the Transfer Date Certificate and certified therein to be the amount equal to the excess, if any, of (1) the Required Debt Service Reserve Amount as of such Monthly Transfer Date over (2) the sum of (I) the amount then on deposit in the Debt Service Reserve Account, (II) the undrawn amount then available under any outstanding DSRA Letter(s) of Credit on such date, and (III) during the DSRA Loan Availability Period, the undrawn amount then available under any outstanding DSRA Loan Commitments on such date after giving effect to any withdrawals from the Debt Service Reserve Account to be made on such Monthly Transfer Date; and”

30.                                 Section 4.5 of the Account Agreement is hereby amended by adding the following new clause (c) at the end thereof:

“(c)                            If at any time the Depositary Agent is required to withdraw any amounts from the Debt Service Reserve Account pursuant to the terms of this Account Agreement, the Depositary Agent shall (i) first withdraw any monies on deposit in the Debt Service Reserve Account and, if required pursuant to Section 5.2, make a drawing on any outstanding DSRA Letter(s) of Credit, and (ii) to the extent that such monies (including the proceeds of any drawing on any outstanding DSRA Letter(s) of Credit) are insufficient and provided that no written notice from any Agent stating that an Event of Default has occurred has been delivered to the Depository Agent pursuant to Section 6.1 (which notice has not been withdrawn by such Agent), issue a written notice to the Administrative Agent substantially in the form of Exhibit F hereto (the “DSRA Notice of Borrowing”), appropriately completed to specify (A) the amount of such insufficiency and (B) the date on which the Lenders should issue DSRA Loans in the amount of such deficiency (which shall be a Business Day and shall not be later than the date on which such amounts are due).  For the avoidance of doubt, the issuance of the DSRA Notice of Borrowing or withdrawal of any amounts from the Debt Service Reserve Account shall not constitute an Event of Default.”

31.                                 Section 5.4 of the Account Agreement is hereby amended and restated to read in its entirety as follows:

“5.4                           Calculations, etc.  When any amount is specified hereunder as being required to be on deposit in the Debt Service Reserve Account, such amount shall be calculated by adding (a) any monies on deposit in such account at such date, (b) the undrawn amount then available under any outstanding DSRA Letter(s) of Credit on such date and (c) during the DSRA Loan Availability Period, the undrawn amount then available under any outstanding DSRA Loan Commitments on such date.  The Depositary Agent may conclusively rely on written advice given by the Collateral Agent as to the amount described in clauses (b) and (c) above.”

32.                                 Paragraph 7 of Exhibit A (Form of Transfer Date Certificate) to the Account Agreement is hereby amended and restated to read in its entirety as follows:

“7.                                 The amount of money requested to be transferred under this Transfer Date Certificate from the Project Revenues Collection Account to the Debt Service Reserve Account is the amount of the excess, if any, of (a) the Required Debt Service Reserve Amount ($                          ) as of the Monthly Transfer Date over (b) the sum of (x) the amount then on deposit in the Debt Service Reserve Account, (y) the undrawn amount then available under any outstanding DSRA Letter(s) of Credit on such date, and (z) during the DSRA Loan Availability Period, the undrawn amount then available under any outstanding DSRA Loan Commitments on such date, after giving effect to any withdrawals from the Debt Service Reserve Account to be made on such Monthly Transfer Date.”

33.                                 The Account Agreement is hereby amended by adding a new Exhibit F in the form attached hereto as Exhibit E.

34.                                 In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers agrees that this Amendment constitutes a Financing Document.

35.                                 The Lenders and Agents (collectively, the “Lender Parties”) provide this Amendment (a) without prejudice to any of the Lender Parties’ rights under the Credit

Agreement, the other Financing Documents and/or under applicable law, all of which rights and remedies are specifically reserved and (b) without prejudice to the Borrowers’ continuing obligations under the Credit Agreement, all of which remain in full force and effect.

36.                                 As a material part of the consideration for the Administrative Agent, the Collateral Agent and the Lenders entering into this Amendment, each of the Borrowers and the Borrowers’ Agent, on behalf of itself and its officers, directors, equity holders, Affiliates, successors and assigns, hereby releases and forever discharges each Secured Party and their respective predecessors, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, subsidiaries and Affiliates (each, a “Released Party”) from any and all claims, expenses, costs, causes of action or other losses or liabilities of any nature whatsoever, existing on the date hereof, including, without limitation, all claims, expenses, costs, causes of action or other losses or liabilities for or in respect of contribution and indemnity, whether arising at law or in equity, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which such Borrower or Borrowers’ Agent may have or claim to have against any Released Party under, arising out of, in connection with, or in any way related to, this Amendment or any other Financing Document as of the date hereof.  For the avoidance of doubt, the provisions of this clause shall survive any termination of this Amendment.

37.                                 On its own behalf and on behalf of the other Lender Parties, the Administrative Agent hereby expressly reserves all of the Lender Parties’ respective individual and collective rights and remedies under the Credit Agreement, the other Financing Documents and applicable law, including, without limitation, with respect to the existence of any Defaults or Events of Default under the Credit Agreement not waived hereunder, and the remedies available under Section 7.2(b) thereof.  The Lender Parties (a) have not waived and do not intend to waive any existing Defaults or Events of Default under the Credit Agreement of which the Lender Parties are not aware or any future Defaults or Events of Default under the Credit Agreement, and (b) are not obligated in any way, and have not agreed, to “stand still” or in any respect forbear from individually or collectively enforcing rights or remedies under the Credit Agreement, any other Financing Document or under any applicable law, all of which rights and remedies are expressly reserved by the Lender Parties.  No oral communication, course of conduct, past or future forbearance on the part of any of the Lender Parties should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lender Parties in exercising remedies that may in the future exist, and any single or partial exercise of any right or remedy under the Financing Documents shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.

38.                                 Pursuant to Section 9.12(a) of the Credit Agreement, the Administrative Agent and the Lenders that are signatories to this Amendment hereby approve the amendments to the Credit Agreement set forth in this Amendment and the amendments to the Account Agreement set forth in this Amendment.

39.                                 Pursuant to Section 9.12(a) of the Credit Agreement and Section 10.1 of the Account Agreement, the Lenders hereby authorize and direct the Administrative Agent and the Collateral Agent, and the Administrative Agent (acting at the direction of the Lenders) hereby authorizes and directs the Collateral Agent, to execute and deliver this Amendment and any other documents which may be reasonably necessary to give effect to the amendments and consents contained in this Amendment.

40.                                 Except as expressly amended hereby, all terms and conditions contained in the Credit Agreement and all other Financing Documents shall remain unchanged and in full force and effect in accordance with their respective terms.

41.                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

42.                                 This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the following conditions having been fully satisfied:

(a)                                  the Lenders, the Borrowers, the Borrowers’ Agent, the Collateral Agent, the Depositary Agent and the Administrative Agent shall have executed and delivered (including by way of facsimile or electronic “pdf” format) to the Administrative Agent duly executed counterparts of this Amendment, and

(b)                                 the Conversion Date shall have occurred under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Amendment to be duly executed and delivered as of the date first above written.

BFE OPERATING COMPANY, LLC,
as Borrower

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC,
as Borrower

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, as
Borrower

By:
Name:
Title:

BFE OPERATING COMPANY, LLC,
as Borrowers’ Agent

By:
Name:
Title:

Accepted and Consented:

BNP PARIBAS, as Lender

By:
Name:
Title:

By:
Name:
Title:

STANDARD CHARTERED BANK,
as Lender

By:
Name:
Title:

AGFIRST FARM CREDIT BANK,
as Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF AMERICA,
as Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender

By:
Name:
Title:

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:
Name:
Title:

AMARILLO NATIONAL BANK,
as Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS,
as Lender

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as Lender

By:
Name:
Title:

By:
Name:
Title:

FIRST NATIONAL BANK OF OMAHA, as Lender

By:
Name:
Title:

CIFC Funding 2006-IB, LTD., as Lender

By:
Name:
Title:

CIFC Funding 2006-II, LTD., as Lender

By:
Name:
Title:

CIFC Funding 2006-III, LTD., as Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Collateral Agent and Depositary Agent

By:
Name:
Title:

By:
Name:
Title:

BNP PARIBAS, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

PROFESSIONAL ADVISORS’ FEES

Baird Holm LLP:	$36,000
Carl Marks Advisory Group LLC:	$413,240
Kramer Levin Naftalis & Frankel LLP:	$147,272
Lindquist & Vennum PLLP:	$84,000
Luminate, LLC:	$21,570
White & Case LLP:	$610,000

Total:	$1,312,082

EXHIBIT B-1

BUFFALO LAKE CONSTRUCTION BUDGET

Water Treatment Improvement:	$780,658
Water Treatment Tank Enclosure:	$360,000
Centrifuge & deck vibration and venting:	$323,038
Sulfuric acid lines/redo:	$43,468
Loadout pump:	$25,000
Mole Sieve Vacuum Piping:	$40,000
Video Camera for DDGS loadout:	$30,000
Water Hammer Piping Repair:	$120,000
Security and Surveillance System:	$75,000

Total:	$1,797,164

EXHIBIT B-2

PIONEER TRAIL CONSTRUCTION BUDGET

Centrifuge & Deck Vibration:	$312,896
Sulfuric Acid Lines/redo:	$58,374
Mole Sieve Vacuum Repair:	$18,246
Video Camera for DDGS loadout:	$30,000
Wet Feed Wall and Road Repair:	$75,000
Security and Surveillance System:	$50,000
Dryer Sump Pump:	$25,000

Total:	$569,516

EXHIBIT B-3

OPERATING BUDGET

[Separately attached]

EXHIBIT C

APPENDIX B

to

Credit Agreement

SCHEDULED PRINCIPAL PAYMENTS

PRINCIPAL PAYMENT DATE	AMOUNT
First Quarterly Date after the Conversion Date(1)	$3,150,000
Second Quarterly Date after the Conversion Date	$3,150,000
Third Quarterly Date after the Conversion Date	$3,150,000
Fourth Quarterly Date after the Conversion Date	$3,150,000
Fifth Quarterly Date after the Conversion Date	$3,150,000
Sixth Quarterly Date after the Conversion Date	$3,150,000
Seventh Quarterly Date after the Conversion Date	$3,150,000
Eighth Quarterly Date after the Conversion Date	$3,150,000
Ninth Quarterly Date after the Conversion Date	$3,150,000
Tenth Quarterly Date after the Conversion Date	$3,150,000
Eleventh Quarterly Date after the Conversion Date	$3,150,000
Twelfth Quarterly Date after the Conversion Date	$3,150,000
Thirteenth Quarterly Date after the Conversion Date	$3,150,000
Fourteenth Quarterly Date after the Conversion Date	$3,150,000
Fifteenth Quarterly Date after the Conversion Date	$3,150,000
Sixteenth Quarterly Date after the Conversion Date	$3,150,000
Seventeenth Quarterly Date after the Conversion Date	$3,150,000
Eighteenth Quarterly Date after the Conversion Date	$3,150,000
Nineteenth Quarterly Date after the Conversion Date	$3,150,000
Twentieth Quarterly Date after the Conversion Date	$3,150,000
Twenty-first Quarterly Date after the Conversion Date	the principal amount of any Term Loans (including DSRA Loans) outstanding as of such date

(1) For the avoidance of doubt, the first Principal Payment Date will be September 30, 2009.

EXHIBIT D

ANNEX I

to

Credit Agreement

COMMITMENTS

Lender	Buffalo Lake Construction Loan Commitment	Pioneer Trail Construction Loan Commitment	DSRA Loan Commitment	Term Loan Commitment	Working Capital Loan Commitment
AgFirst Farm Credit Bank	$18,299,819.40	$14,316,934.37	$1,600,634.89	$34,217,388.67	$4,000,000
Amarillo National Bank	$4,773,865.93	$3,734,852.45	$417,556.93	$8,926,275.31	$1,000,000
BNP Paribas	$3,447,792.03	$2,697,393.41	$301,568.89	$6,446,754.32	$1,000,000
Farm Credit Bank of Texas	$20,209,365.76	$15,810,875.34	$1,767,657.66	$37,787,898.77	$4,400,000
Farm Credit Services of America	$9,547,731.85	$7,469,704.88	$835,113.86	$17,852,550.59	$2,000,000
First National Bank of Omaha	$12,199,879.59	$9,544,622.91	$1,067,089.93	$22,811,592.43	$2,000,000
GreenStone Farm Credit Services, ACA/FLCA	$6,577,326.40	$5,145,796.71	$575,300.66	$12,298,423.77	$1,600,000
Metropolitan Life Insurance Company	$10,608,590.95	$8,299,672.09	$927,904.29	$19,836,167.33	$0
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, NEW YORK BRANCH	$9,547,731.85	$7,469,704.88	$835,113.86	$17,852,550.59	$2,000,000
Standard Chartered Bank	$9,547,731.85	$7,469,704.88	$835,113.86	$17,852,550.59	$2,000,000
CIFC Funding 2006-IB, LTD	$1,408,953.49	$1,102,300.21	$123,237.29	$2,634,490.99	$0
CIFC Funding 2006-II, LTD.	$2,610,707.94	$2,042,497.44	$228,351.45	$4,881,556.82	$0
CIFC Funding 2006-III, LTD	$2,610,707.94	$2,042,497.44	$228,351.45	$4,881,556.82	$0
TOTAL:	$111,390,205.00	$87,146,557.00	$9,742,995.00	$208,279,757.00	$20,000,000.00

EXHIBIT E

EXHIBIT F

to

Collateral Account Agreement

[FORM OF DSRA NOTICE OF BORROWING]

DSRA NOTICE OF BORROWING

[Date]

BNP Paribas,
as Administrative Agent for the Lenders party
to the Credit Agreement referred to below

787 Seventh Avenue

New York, NY 10019

Attention:  Barrette Palmer

Ladies and Gentlemen:

The undersigned, Deutsche Bank Trust Company Americas, as Depositary Agent, refers to the Collateral Account Agreement, dated as of September 25, 2006, among BFE Operating Company, LLC (“Opco”), Buffalo Lake Energy, LLC (“Buffalo Lake”), Pioneer Trail Energy, LLC (“Pioneer Trail” and together with Opco and Buffalo Lake, the “Borrowers”), Opco, as the Borrowers’ Agent, Deutsche Bank Trust Company Americas (the “Collateral Agent”), and Deutsche Bank Trust Company Americas (the “Depositary Agent”) (such Collateral Account Agreement, as amended, supplemented or modified and in effect from time to time, the “Account Agreement”), and hereby gives you notice pursuant to Section 4.5(c) of the Account Agreement, that the undersigned hereby requests a Borrowing of DSRA Loans under the Credit Agreement (as defined in the Account Agreement), and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 4.5(c) of the Account Agreement:

(i)     The Business Day of the Proposed Borrowing is                         ,         .

(ii)    The aggregate principal amount of the Proposed Borrowing is [                  ] Dollars ($[                    ]).

Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Account Agreement and/or the Credit Agreement.

Very truly yours,

Deutsche Bank Trust Company Americas,
as Depositary Agent

By:
Name:
Title:

By:
Name:
Title: